EXHIBIT 99(ii)


                             CERTIFICATION PURSUANT
                            TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Hydron Technologies, Inc. (the "Registrant") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on November 14, 2002, hereof (the "Report"), the undersigned officers certify , pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                       HYDRON TECHNOLOGIES, INC.

                                       /s/ TERRENCE S. MCGRATH
                                       -------------------------------
                                       Terrence S. McGrath
                                       Chief Operating Officer
                                       November 14, 2002